Exhibit 10.1

AMENDMENT NO. 1

TO STOCKHOLDER RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO STOCKHOLDER RIGHTS AGREEMENT (the "Amendment") is entered into effective as of January 28, 2016 by and among Peekay Boutiques, Inc., a Nevada corporation (the "Company"), Christals Acquisition, LLC, a Delaware limited liability company ("Christals"), and the former members of Christals executing a signature page to this Amendment, which former members constitute the holders of a majority in interest of the Christals Securities measured based upon the number of Shares received at the closing of the transactions contemplated by the Share Exchange Agreement (as defined below) (each, a "Member" and together the "Members"). Each of the parties to this Amendment is individually referred to herein as a "Party" and collectively, as the "Parties." Capitalized terms used, but not otherwise defined, in this Amendment have the meanings ascribed to them in the Share Exchange Agreement (as defined below) or the Stockholder Rights Agreement (as defined below), as applicable.

BACKGROUND

A. On December 31, 2014, the Company and Christals entered into a Share Exchange Agreement (the "Share Exchange Agreement") with the members of Christals identified on Table I of Annex A thereto, pursuant to which the Parties, among other things, concurrently agreed to enter into the Stockholder Rights Agreement included as Annex C thereto (the "Stockholder Rights Agreement").

B. The Parties wish to amend the Stockholder Rights Agreement as set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein contained and for such other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Amendments Stockholder Rights. Effective as of the date hereof, each of Sections 6 (Tag Along Right), 7 (Drag Along Right), 8 (Right of First Offer) and 12 (Transfers Subject to Stockholder Rights; Legends) of the Stockholder Rights Agreement is deleted and in lieu of each such Section the following text is added, respectively:

"6. [Reserved]

7. [Reserved]

8. [Reserved]

12. [Reserved]"

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2. Representations, Warranties and Covenants. Each of the Parties represents and warrants to the other Parties as follows:

(a) Authorization. Such Party has full corporate or limited liability company power and authority to execute and deliver this Amendment and to perform its obligations hereunder. This Amendment constitutes the valid and legally binding obligation of such Party enforceable in accordance with its terms and conditions.

(b) Noncontravention. Neither the execution and the delivery of this Amendment, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which such Party is a party or by which it is bound or to which any of its assets is subject.

3. Stockholder Rights Agreement and Share Exchange Agreement Remain in Force. Except as expressly set forth in this Amendment, the Stockholder Rights Agreement and the Share Exchange Agreement remain unmodified and in full force and effect.

4. Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute one and the same instrument. Facsimile execution and delivery of this Amendment is legal valid and binding execution and delivery for all purposes.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:
Printed Name of Individual

Signature of Individual
Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholder Rights Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Signature block for entities:	CB CA SPV, LLC
Printed Name of Entity

By:	/s/ David Aho
Name:	David Aho
Title:	Partner

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Signature block for entities:	CP IV SPV, LLC
Printed Name of Entity

By:	/s/ David Aho
Name:	David Aho
Title:	Partner

[Signature Page to Amendment No. 1 to Stockholder Rights Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Signature block for entities:	Christals Parent LLC
Printed Name of Entity

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Manager

[Signature Page to Amendment No. 1 to Stockholder Rights Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

Date	By:	/s/ Lisa Berman
	Name:	Lisa Berman
	Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

	By:	/s/ Lisa Berman
	Name:	Lisa Berman
	Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:	Ellery W. Roberts
Printed Name of Individual

/s/ Ellery W. Roberts
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholder Rights Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:	Edward Tobin
Printed Name of Individual

/s/ Edward Tobin
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholder Rights Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and to be duly executed by their respective authorized signatories as of the date first indicated above.

PEEKAY BOUTIQUES, INC.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

CHRISTALS ACQUISITION, LLC

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

MEMBERS:

Signature block for individuals:	Christopher Brown
Printed Name of Individual

/s/ Christopher Brown
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholder Rights Agreement]

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